Financial Instruments And Financial Risk Management	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Financial Instruments And Financial Risk Management
32. Financial Instruments and Financial Risk Management
a) Financial instruments
The financial instruments were allocated to the following categories:

€ thousand	December 31, 2021		December 31, 2020
	Current	Non- current	Current	Non- current
Amortized cost (AmC)
Other financial assets	143	411	76	359
Cash and cash equivalents	48,143	0	43,198	0
Trade receivables	0	0	550	0
Total	48,286	411	43,824	359
Cost (FLAC)
Trade and other payables	8,396	0	5,128	0
Lease liabilities	1,638	7,389	1,156	6,800
Other financial liabilities	37	0	24	0
Total	10,071	7,389	6,308	6,800
For other financial assets, trade receivables, and cash and cash equivalents, it is assumed that their carrying amounts correspond to their fair values due to their short terms.
The carrying amount of
non-current
financial assets of the AmC category approximates the fair value. Any difference between carrying amount and fair value are immaterial due to the current low interest rate environment.
The carrying amount of current financial liabilities measured at amortized cost (FLAC), such as trade payables and other financial liabilities, corresponds to the fair value due to their short terms. The lease liabilities are discounted in accordance with the requirements set out in IFRS 16.
The net gains/losses by measurement category are as follows:

2021 in € thousand			Other income and expense items, or gain and loss items
Financial assets	AmC	Measured at amortized cost	0

2020 in € thousand			Other income and expense items, or gain and loss items
Financial assets	AmC	Measured at amortized cost	0
b) Financial risk management
The Group is exposed to the following risks from the use of financial instruments:

•	Credit risk (see b)(i))

•	Liquidity risk (see b)(ii))

•	Market risk (see b)(iii))
Principles of risk management
The Management Board of the Company is responsible for the structure and control of the Group’s risk management. For this purpose, the Management Board has appointed employees who are responsible for monitoring and developing the Group’s risk management policies. The employees submit regular reports to the Management Board about their activities. The risk management policies and the risk management systems are reviewed regularly to reflect changes in market conditions and the Group’s activities.
Capital risk management
The Group’s primary financial objectives include increasing the enterprise value on a sustained basis, ensuring solvency at all times to safeguard the Company’s viability as a going concern, and maintaining an optimal capital structure. Ensuring sufficient available liquidity is of key significance in this context. These objectives are managed by means of an integrated controlling concept, in which as part of the monthly closing process, management is provided with current indicators for various items of the financial statements and therefore also for changes in equity, and as the basis for necessary entrepreneurial decisions. The equity ratio as of December 31, 2021 was 78.6% (previous year: 81.7%). The equity ratio was positively affected by contributions to subscribed capital and the capital reserves from the capital increases made in fiscal year 2021. The equity ratio was calculated as the ratio of total equity to total assets. There have been no changes in the Group’s overall strategy relative to 2020.

b)(i)	Credit risk
Credit risk is the risk of financial loss if a customer or counterparty to a financial instrument fails to meet its contractual obligations. Credit risk arises principally from the Group’s trade receivables and its cash and cash equivalents. The carrying amounts of the other financial assets and of contract assets correspond to the maximum credit risk exposure.
When determining whether the credit risk of a financial asset has increased significantly since initial recognition and when estimating ECLs, the Group considers reasonable and supportable information that is relevant and available without undue cost or effort. This includes both quantitative and qualitative information and analysis, based on the Group’s historical experience and informed credit assessment, that includes forward-looking information. The Group assumes that the credit risk on a financial asset has increased significantly if it is more than 30 days past due.
The Group considers a financial asset to be in default when the debtor is unlikely to pay its credit obligations to the Group in full, without recourse by the Group to actions such as realizing security (if any is held) or the financial assets Is more than 90 days past due.
Impairments of financial assets are recognized in profit or loss as follows:
(i) Trade receivables
The Group’s exposure to credit risk is influenced mainly by the individual characteristics of each customer. However, the Group’s Management Board also considers the factors that may influence the credit risk of the customer base, including the credit risk associated with the industries, countries, and regions in which the customers are operating.
Detailed disclosures concerning the concentration of revenue in particular areas/regions can be found in Note 5. Segment reporting and information on geographical areas.
The Group has a receivables management system that facilitates initial and ongoing analysis of customer creditworthiness individually. This analysis comprises external ratings, information by credit agencies (if available), industry information, and, in some cases, information provided by banks. Prior to entering into business relationship with a customer, a member of the sales department enters the opportunity in a “sales triage” tool which analyzes key facets of the opportunity. The Group limits its credit risk from trade receivables by determining a maximum.
The overall credit risk exposure is considered low.
(ii) Other financial assets
As of the reporting date, other
non-current
financial assets primarily include security deposits for rental agreements of the Mynaric Group. Other current financial assets include mainly receivables from suppliers.

The credit risk exposure resulting from receivables from security deposits is considered low since the deposits are hold at separate accounts restricted from usage for other purposes.
(iii) Cash and cash equivalents
The estimated loss allowance for cash and cash equivalents was calculated based upon expected losses within 12 months and reflects the short terms to maturity. As of December 31, 2021, the expected credit loss is not material and therefore was not recorded.
b) (ii) Liquidity risk
Liquidity risk is the risk that the Group might not be able to settle its financial liabilities as contractually agreed by delivering cash or other financial assets. The Group’s objective for liquidity management is to ensure that to the extent possible, sufficient cash funds are available at all times to be able to meet its payment obligations when due under both normal and stress scenarios, without having to bear any unsustainable losses or damage to the Group’s reputation.
The Group uses activity-based cost accounting to calculate the costs of its product and services. This enables the Group to monitor cash requirements and to optimize cash inflows on capital employed.
Prudent liquidity risk management means being able to meet obligations when due at any time and, beyond that, maintaining sufficient cash and cash equivalents for unplanned expenditures. Management applies rolling forecasts to monitor cash and cash equivalents based upon expected cash flows. This is generally done centrally for the Group. To ensure the Group’s solvency and its viability as a going concern, it is necessary to implement the adapted profit and liquidity planning for the years 2022 and 2023 and to ensure that financing is provided on an as-needed
basis in the form of debt or equity capital. The successful US IPO in November 2021 with total gross proceeds of USD 75.9 million resulted in an improvement of liquidity. Overall, the liquidity risk exposure is to be estimated at the same level as in the previous year, due to corresponding increase in the cost structure resulting to the strong growth of the company.
On May 2, 2022, we entered into a credit agreement with Formue Nord Fokus A/S, Modelio Equity AB (publ) and Munkekullen 5 förvaltning AB as lenders for a credit line of €25 million until June 30, 2023. A loan in a nominal amount of €10 million is to be disbursed hereunder on May 3, 2022. The remaining credit line can be drawn in several tranches (each tranche not to exceed €5 million) from October 1, 2022 onwards, if and to the extent that the outstanding loan amount immediately following the requested utilization would not exceed 10% of the Company’s market capitalization (based on the volume-weighted average price (VWAP) of the Company’s share on the ten trading days preceding the delivery of the utilization request). We may therefore not be able to fully draw down the remaining loan amount under the credit agreement. Outstanding loans under the credit agreement bear interest at a rate of 1% per beginning
30-day
period commencing in 2022 and 1.25% on any outstanding loan amount per beginning
30-day
period commencing in 2023. The credit agreement also requires us to pay a commitment fee totaling 6% of the aggregate commitments of €25 million. The commitment fee and interest on the drawn amount are due and payable together with the repayment of the loan amount(s). The availability of the credit line terminates prior to the final maturity on June 30, 2023, and all amounts outstanding thereunder become due, upon the completion of a capital increase by the Company of more than 10% of the currently outstanding registered capital (i.e., € 5,242,948.00).

The following table shows the remaining contractual terms of financial liabilities as of the reporting date, including estimated interest payments. The amounts presented are undiscounted gross amounts, including contractual interest payments but excluding the presentation of netting effects.

December 31, 2021
in € thousand	Carrying amount	less than 1 year	between 1 and 2 years	between 3 and 5 years	more than 5 years	Total
Trade and other payables	8,396	8,396	0	0	0	8,396
Lease liabilities	9,027	1,640	1,605	3,148	3,328	9,721
Current other financial liabilities	37	37	0	0	0	37
Total	17,460	10,073	1,605	3,148	3,328	18,154

December 31, 2020
in € thousand	Carrying amount	less than 1 year	between 1 and 2 years	between 3 and 5 years	more than 5 years	Total
Trade and other payables	5,128	5,128	0	0	0	5,128
Lease liabilities	7,956	1,168	1,191	2,392	3,849	8,600
Current other financial liabilities	24	24	0	0	0	24
Total	13,108	6,320	1,191	2,392	3,849	13,752
b) (iii) Market risk
Market risk is the risk that market prices, such as exchange rates, interest rates, or share prices, can change and thus can affect the Group’s income or the value of its holdings of financial instruments. The objective of market risk management is to manage and control market risk exposures within acceptable ranges, while simultaneously optimizing yield.
(i) Currency risk
The Group is exposed to transactional foreign currency risks to the extent that currencies in which sales and purchase transactions as well as receivables and lending transactions are denominated do not correspond to the functional currency of the Group companies. The functional currencies of the Group companies are the Euro and the US dollar. The transactions mentioned above are mainly denominated in Euro, USD, RMB, GBP and CHF.
Effects of currency risk
The following is a summary of quantitative information about the Group’s currency risk exposure provided to Group management:

December 31, 2021
in thousand	EUR	USD
Intercompany receivables	0	4,384
Other financial assets	0	33
Cash and cash equivalents	0	32,713
Intercompany payables	6,494	503
Trade payables	0	83
Other liabilities	0	185
Net statement of financial position exposure	(6,494)	36,359

December 31, 2020
in thousand	EUR	USD
Cash and cash equivalents	0	961
Intercompany-Loan	4,653	0
Trade payables	0	99
Net statement of financial position exposure	(4,653)	862

Sensitivity analysis
A potential appreciation (depreciation) of EUR, USD against other currencies as of December 31 would have influenced the measurement of financial instruments denominated in foreign currency and would have affected equity and profit or loss in the amounts presented below. The analysis assumes that all other influencing factors, above all the interest rates, remain constant. The effects of the forecast sales and purchase transactions are ignored.

	Effects on Group profit/loss
	2021		2020		2019
	Changes in exchange rates		Changes in exchange rates		Changes in exchange rates
in € thousand	Increase by 5%	Reduction by 5%	Increase by 5%	Reduction by 5%	Increase by 5%	Reduction by 5%
EUR	(328)	328	(262)	262	(173)	173
USD	1,818	(1,818)	35	(35)	78	(78)
Total	1,490	(1,490)	(227)	227	(95)	95

	Effects on Group equity
	2021		2020		2019
	Changes in exchange rates		Changes in exchange rates		Changes in exchange rates
in € thousand	Increase by 5%	Reduction by 5%	Increase by 5%	Reduction by 5%	Increase by 5%	Reduction by 5%
EUR	(325)	325	(233)	233	(167)	167
USD	1,818	(1,818)	35	(35)	78	(78)
Total	1,493	(1,493)	(198)	198	(89)	89
The following exchange rates were used:

	Average rate			Spot exchange rate as of the reporting date
	2021	2020	2019	2021	2020	2019
EUR/USD	0.8481 9	0.87322	0.88258	0.88292	0.81540	0,89160
(ii) Interest rate risk
As of the reporting date, the Group does not have any interest-bearing financial assets or interest-bearing financial liabilities. As a result, there are no specific interest rate risks.